UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12

ENDRA LIFE SCIENCES INC.
(Name of Registrant as Specified in its Charter)

 ___________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

May 2, 2022

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ENDRA Life Sciences Inc. to be held at 10:00 a.m., Eastern Time, on June 22, 2022. This year’s annual meeting will again be completely virtual and conducted via live webcast. You may attend the annual meeting on the internet at https://agm.issuerdirect.com/ndra. Prior to the meeting you may submit questions by logging into https://agm.issuerdirect.com/ndra and, during the meeting until polls are closed, you may vote by logging into https://www.iproxydirect.com/NDRA using your shareholder information provided on the Notice of Internet Availability of Proxy Materials described below.

We are using the “Notice and Access” method of providing proxy materials to you via the internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 2, 2022, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and vote electronically via the internet or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

We look forward to your participation in the annual meeting by attending virtually or by submitting your proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice and Proxy Statement. Please give this material your careful attention.

Very truly yours, Irina Pestrikova Senior Director of Finance and Secretary

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ENDRA Life Sciences Inc.

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2022

To the Stockholders of ENDRA Life Sciences Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of ENDRA Life Sciences Inc., a Delaware corporation, will take place on June 22, 2022 at 10:00 a.m., Eastern Time. The annual meeting will be a virtual meeting, held on the internet at https://agm.issuerdirect.com/ndra, for the following purposes:

1.	To elect the five nominees to the Board of Directors nominated by the Board of Directors.

2.	To approve an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 shares to 130,000,000 shares.

3.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for 2022.

4.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Only stockholders of record of our common stock and preferred stock at the close of business on April 25, 2022, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. ENDRA’s warrants do not have voting rights.

By Order of the Board of Directors, Francois Michelon Chief Executive Officer and Chairman

Ann Arbor, Michigan

May 2, 2022

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PROXY STATEMENT

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ENDRA Life Sciences Inc.

3600 Green Court, Suite 350

Ann Arbor, Michigan 48105

PROXY STATEMENT

The Board of Directors (the “Board”) of ENDRA Life Sciences Inc. (the “Company,” “ENDRA,” “we,” “us” or “our”) is providing these materials to you in connection with ENDRA’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will take place on June 22, 2022, 10:00 a.m., Eastern Time, and will be held on the internet at https://agm.issuerdirect.com/ndra. This proxy statement and the form of proxy are being made available, and the Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed, to stockholders on or about May 2, 2022.

GENERAL INFORMATION

Why am I receiving these materials?

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the 2022 Annual Meeting. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we sent the Notice to all of our stockholders as of the record date. The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What is a proxy?

The Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the 2022 Annual Meeting in the way that you instruct. We have designated two of our executive officers to serve as proxy holders for the 2022 Annual Meeting. All shares represented by valid proxies received before the 2022 Annual Meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	this proxy statement for the 2022 Annual Meeting;

•	a proxy card for the 2022 Annual Meeting; and

•	our Annual Report on Form 10-K for the year ended December 31, 2021.

What items will be voted on at the 2022 Annual Meeting?

There are three proposals scheduled to be voted on at the 2022 Annual Meeting:

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•	the election of the nominees to the Board nominated by our Board of Directors;

•	the approval of an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 shares to 130,000,000 shares; and

•	the ratification of the Audit Committee’s appointment of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	FOR the nominees to the Board;

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 shares to 130,000,000 shares; and

•	FOR the ratification of the Audit Committee’s appointment of RBSM as the Company’s independent registered public accounting firm for 2022.

How can I participate in the 2022 Annual Meeting?

You may view the 2022 Annual Meeting online at https://agm.issuerdirect.com/ndra. The Annual Meeting will begin at approximately 10:00 a.m. local time, with log-in beginning at 9:45 a.m., on June 22, 2022. As with an in-person meeting, you will be able to vote during the meeting by logging into https://www.iproxydirect.com/NDRA and entering your stockholder information provided on the Notice previously mailed to you; however, in order to submit questions for consideration at the meeting we ask that you log onto https://agm.issuerdirect.com/ndra and follow the instructions to submit a question. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the instructions on the form that you receive from your bank or broker in order to submit your vote or questions.

What if I have technical difficulties or trouble accessing the annual meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please visit the help pages found at https://www.webcaster4.com/Support.

Who can attend and participate in the 2022 Annual Meeting?

Issuer Direct is hosting the annual meeting online at https://agm.issuerdirect.com/ndra. While all stockholders will be permitted to listen online to the 2022 Annual Meeting, only stockholders of record and beneficial owners as of the close of business on April 25, 2022 (the “record date”) may vote and ask questions. To vote or submit a question if you are participating online, stockholder of record will need the control number included on their proxy cards or Notices, and to follow the instructions posted at www.iproxydirect.com/NDRA. Beneficial owners who do not have a control number may gain access to the meeting by following the instructions provided by their broker, bank, or other nominee. We encourage you to access the meeting prior to start time and submit any questions in advance, as described above under “How Can I Participate in the 2022 Annual Meeting?”. Please allow time for online check-in, which will begin at 9:45 a.m. local time. If you have difficulties checking in or during the 2022 Annual Meeting, please call Issuer Direct technical support at 919-744-2718.

When is the record date and who is entitled to vote?

The Board set April 25, 2022 as the record date. All record holders of ENDRA common stock and preferred stock as of the close of business on that date are entitled to vote. Each outstanding share of common stock is entitled to one vote. Each outstanding share of Series A Convertible Preferred Stock (“Series A Preferred Stock”) entitles the holder thereof to a number of votes equal to the number of shares of common stock into which each such share of preferred stock could be converted based upon an issue price of $1,000 per share, subject to adjustment for accrued dividends, and a conversion price of $0.87 per share. Accordingly, as of the record date, each share of Series A Preferred Stock is entitled to approximately 1,313 votes. As of the record date, there were outstanding 63,174,455 shares of common stock entitled to 63,174,455 votes at the 2022 Annual Meeting and 141.397 shares of Series A Preferred Stock entitled to approximately 185,688 votes at the 2022 Annual Meeting.

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ENDRA’s warrants do not have voting rights.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of ENDRA common stock is reflected directly on the books and records of our transfer agent, VStock Transfer, LLC, or whose ownership of Series A Preferred Stock is reflected directly on the books and records kept by ENDRA. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to stock ownership information for registered stockholders. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

How do I vote?

You may vote by any of the following methods:

•

Virtually during the 2022 Annual Meeting. You may vote by attending the 2022 Annual Meeting online. Please follow the instructions for attending and voting virtually posted at https://agm.issuerdirect.com/ndra.

•	By mail (if you received a paper copy of the proxy materials by mail). Stockholders of record may vote by signing and returning the proxy card provided.

•

By submitting your proxy by phone or via the internet. You may submit your voting instructions by proxy, by phone or via the Internet by following the instructions provided in the Notice or the proxy card included with a paper copy of the proxy statement.

•	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

How can I change or revoke my vote?

If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the 2022 Annual Meeting by:

●	timely delivering a properly executed, later-dated proxy;

●	delivering a written revocation of your proxy to our Secretary at our principal executive offices; or

●	voting at the 2022 Annual Meeting.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

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Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal 1”) is considered to be a non-routine matter under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.

The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock by 50,000,000 shares (“Proposal 2”) and the ratification of the appointment of RBSM as our independent registered public accounting firm for 2022 (“Proposal 3”) are considered to be routine matters under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 2 or Proposal 3.

What is the quorum for the 2022 Annual Meeting?

The presence, in person or by proxy, of the holders of not less than one-third in voting power of the outstanding shares of stock entitled to vote at the meeting is necessary for the transaction of business at the 2022 Annual Meeting. This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

•	Proposal 1: Election of Directors. The five nominees receiving the highest number of votes will be elected as directors.

•

Proposal 2: Amendment to Certificate of Incorporation. The amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 130,000,000 will be approved if the holders of a majority of the voting power of the stock of the Company entitled to vote thereon vote in favor of the proposal.

•

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The Audit Committee’s appointment of RBSM as our independent registered public accounting firm for 2022 will be ratified if a majority in voting power of the shares of stock of the Company which are present or represented by proxy and entitled to vote thereon votes in favor of the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the 2022 Annual Meeting. However, broker non-votes are not counted as votes cast for any non-routine proposal considered at the 2022 Annual Meeting and, therefore, will have no effect on the proposal regarding the election of directors. We expect no broker non-votes on the routine proposals to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 130,000,000 and to appoint RBSM as our independent registered public accounting firm for 2022.

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the 2022 Annual Meeting and, therefore, will be counted as votes against the proposals to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 130,000,000 and to appoint RBSM as our independent registered public accounting firm for 2022. Abstentions will have no effect on the proposal regarding the election of directors.

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Who pays for solicitation of proxies?

ENDRA is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

 Where can I find the voting results of the 2022 Annual Meeting?

We will announce voting results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

How can I submit a proposal for the 2023 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2023 annual meeting of stockholders must be received by January 2, 2023. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105.

Requirements for Stockholder Proposals to Be Brought Before the 2023 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2023 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2023 annual meeting of stockholders, must be delivered to the Company’s Secretary at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105, not earlier than the close of business on February 22, 2023 and not later than the close of business on March 24, 2023. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2023 annual meeting of stockholders.

Universal Proxy Requirements. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 23, 2023.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our voting stock as of April 25, 2022 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;

•	each named executive officer included in the Summary Compensation Table below;

•	each of our directors;

•	each person nominated to become director; and

•	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed in the tables is c/o ENDRA Life Sciences Inc. at 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or warrant) within 60 days after April 25, 2022 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentages of stock outstanding as of April 25, 2022 is based upon 63,174,455 shares of common stock and 141.397 shares of Series A Preferred Stock outstanding on that date. We are not aware of any 5% holders of our common stock as of April 25, 2022.

Beneficial Ownership of Common Stock

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Francois Michelon	983,176	(1)	1.5%
Michael Thornton	1,177,929	(2)	1.8%
Renaud Maloberti	86,819	(3)	*
Louis Basenese	111,068	(4)	*
Anthony DiGiandomenico	557,740	(5)	*
Michael Harsh	158,065	(6)	*
Alexander Tokman	184,641	(7)	*
All directors and executive officers as a group (8 persons)	3,287,107		5.0%

_________________

*	Less than one percent.

(1)

Consists of 92,091 shares of common stock, 888,933 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022 and 2,152 shares of common stock issuable upon the exercise of restricted warrants.

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(2)

Consists of 282,775 shares of common stock, 870,902 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022 and 24,252 shares of common stock issuable upon the exercise of restricted warrants.

(3)

Consists of 1,580 shares of common stock and 85,239 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022.

(4)

Consists of 49,068 shares of common stock and 62,000 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022.

(5)

Consists of 382,012 shares of common stock, 151,784 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022 and 23,944 shares of common stock issuable upon the exercise of restricted warrants.

(6)

Consists of 69,143 shares of common stock, 152,009 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022 and 6,056 shares of common stock issuable upon the exercise of restricted warrants.

(7)

Consists of 32,857 shares of common stock and 151,784 shares of common stock issuable upon the exercise of options that are presently exercisable or becoming exercisable within 60 days of April 25, 2022.

Beneficial Ownership of Series A Preferred Stock

Name of Beneficial Owner	Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock Beneficially Owned
Directors and Executive Officers
Francois Michelon	-	*
Michael Thornton	-	*
Renaud Maloberti	-	*
Michael Harsh	-	*
Alexander Tokman	-	*
Anthony DiGiandomenico	-	*
All directors and executive officers as a group (8 persons)	-	*
5% Stockholders
Donald Kendall(1)	17.488	12.4%
Mark R. Busch(2)	106.421	75.3%
Juan R. Rivero(3)	17.488	12.4%

_________________

*	Less than one percent.

(1)	Mr. Kendall’s address is 2000 Edwards Street, Suite B-100, Houston, TX 77007.

(2)	Shares jointly owned with spouse. Mr. Busch’s address is 300 S. Tryon St., Suite 1000, Charlotte, NC 28202.

(3)	Mr. Rivero’s address is 14521 Jockey Circle, N. Davie, FL 33330.

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PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five members. Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, the Board has nominated the five current directors for election at the 2022 Annual Meeting to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified.

Shares represented by all proxies received by the Board and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. The Board knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE NOMINEES LISTED BELOW

The following table sets forth the nominees to be elected at the 2022 Annual Meeting, the year such director was first elected as a director, and the positions currently held by each director with ENDRA.

Nominee’s or Director’s Name	Year First Became Director	Position with the Company
Francois Michelon	2015	Chief Executive Officer and Chairman of the Board
Louis J. Basenese	2020	Director
Anthony DiGiandomenico	2013	Director
Michael Harsh	2015	Director
Alexander Tokman	2008	Director

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board.

Francois Michelon, age 56, joined ENDRA as Chief Executive Officer and Chairman of our board of directors in 2015. He has over 20 years of healthcare technology experience in general management, operations, strategy and marketing across the diagnostic imaging, surgical instrument and dental sectors.

From 2012 to 2014, Mr. Michelon served as Vice President of Global Marketing for the 3i division of Biomet, Inc. (now Zimmer Biomet Holdings, Inc.), a provider of oral reconstruction technologies, where he was responsible for the upstream and downstream development of the division’s global portfolio. From 2004 to 2011, Mr. Michelon served as Group Director of Global Services and Visualization for Smith & Nephew plc’s Advanced Surgical Devices division, where he led in the B2B service and capital equipment sectors, and had responsibility over the financial performance of these as well. From 1997 to 2004, Mr. Michelon worked at GE Healthcare in a variety of global upstream and downstream marketing roles.

Mr. Michelon received an MBA from Carnegie-Mellon University and a BA in Economics from the University of Chicago. He has also earned his Six Sigma Black Belt certification.

Mr. Michelon’s extensive industry and executive experience and his intimate understanding of our business as our Chief Executive Officer, position him well to serve as a member of our Board of Directors.

Louis J. Basenese, age 44, joined our Board of Directors in April 2020. Mr. Basenese is the Founder and Chief Analyst of Disruptive Tech Research, LLC, an independent equity research and advisory firm focused exclusively on disruptive technology companies that has served the investment management community since June 2014. Since 2005, Mr. Basenese has also managed The Basenese Group, LLC, a consulting business focused on communications and business development for private and public small and microcap businesses.

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Mr. Basenese holds an M.B.A. in Finance from the Crummer Graduate School of Business at Rollins College and a Bachelor of Arts from the University of Florida. He is also a former Series 7 and Series 66 license holder.

Mr. Basenese’s experience with investor relations and business development of technology-focused companies, as well as financing and strategic planning, provides him with the qualifications and skills necessary to serve as a member of our Board of Directors.

Anthony DiGiandomenico, age 55, joined our Board of Directors in 2013. A co-founder of MDB Capital Group LLC, Mr. DiGiandomenico focuses on corporate finance and capital formation for growth-oriented companies. He has participated in all areas of corporate finance including private capital, public offerings, PIPEs, business consulting and strategic planning, and mergers and acquisitions.

Mr. DiGiandomenico has also worked on a wide range of transactions for growth-oriented companies in biotechnology, nutritional supplements, manufacturing and entertainment industries. Prior to forming MDB Capital Group LLC in 1997, Mr. DiGiandomenico served as President and CEO of the Digian Company, a real estate development company. Mr. DiGiandomenico has also served on the board of directors of Cue Biopharma, Inc., an immunotherapy company, and currently serves on the board of directors of Provention Bio, Inc., a clinical-stage biopharmaceutical company.

Mr. DiGiandomenico holds an MBA from the Haas School of Business at the University of California, Berkeley and a BS in Finance from the University of Colorado.

Mr. DiGiandomenico’s financial expertise, general business acumen and significant executive leadership experience position him well to make valuable contributions to our Board of Directors.

Michael Harsh, age 67, joined our Board of Directors in 2015. He is a Portfolio Executive for the National Institutes of Health (NIH) Rapid Acceleration of Diagnostics (RADx) COVID-19 Response Program and a co-founder and Chief Product Officer of Terapede Systems, a digital Xray startup that focuses on developing an ultra-high resolution medical flat panel X-ray detector. He co-founded Terapede in 2015. Prior to Terapede, Mr. Harsh had a 36-year career with General Electric (“GE”). He held numerous positions within GE and served as Vice President and Chief Technology Officer of GE Healthcare, a multi-billion dollar division of GE, where he led its global science and technology organization and research and development teams in diagnostics, healthcare IT and life sciences. In 2004, Mr. Harsh was named Global Technology Leader – Imaging Technologies at the GE Global Research Center, where he led the research for imaging technologies across the company as well as the research associated with computer visualization and superconducting systems.

Additionally, Mr. Harsh is a member of the boards of directors of Compute Health (NYSE: CPUH-UN), Imagion Biosystems (IBX.AX), and EmOpti, as well as a member of the Radiological Society of North America (RSNA), Research & Education Foundation Board of Trustees. He had previously served as a director for FloDesign Sonics until its acquisition by MilliporeSigma, a division of the Merck Group. He is also a McKinsey Senior Advisor and a consultant in the medical device industry.

Mr. Harsh is a graduate of Marquette University, where he earned a bachelor’s degree in Electrical Engineering. He holds numerous U.S. patents in the field of medical imaging and instrumentation. In 2008, Mr. Harsh was elected to the American Institute for Medical and Biological Engineering College of Fellows for his significant contributions to the medical and biological engineering field.

Mr. Harsh’s extensive industry, executive and board experience position him well to serve on our Board of Directors.

Alexander Tokman, age 60, joined our Board of Directors in 2008. He currently serves as a President of iUNU, a privately held AI/Computer Vision SaaS company and most recently was a CEO-in-Residence at the Allen Institute for Artificial Intelligence (AI2), from 2019 to 2020.

Mr. Tokman served as President, Chief Executive Officer, and a director of Microvision, Inc., a publicly traded laser beam scanning projection and imaging company, from January 2006 to December 2017.

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Previously, Mr. Tokman completed a 10+ year tenure as an executive with GE Healthcare, where he led several global businesses, most recently as a General Manager of its Global Molecular Imaging and Radiopharmacy multi-technology business unit from 2003 to 2005.

Between 1995 and 2003, Mr. Tokman served in various leadership roles at GE Healthcare, where he led the definition and successful commercialization of several product segments, including PET/CT, which generated over $500 million of revenue within the first three years of its launch.

Mr. Tokman is a certified Six Sigma and Design for Six Sigma (DFSS) Black Belt and Master Black Belt and as one of General Electric Company’s Six Sigma pioneers, he drove the quality culture change across GE Healthcare in the late 1990s. From 1989 to 1995, Mr. Tokman served as development programs lead and a head of Industry and Regional Development at Tracor Applied Sciences. Mr. Tokman has both an MS and BS in Electrical Engineering from the University of Massachusetts, Dartmouth.

Mr. Tokman’s industry expertise and significant executive leadership and director experience position him well to make valuable contributions to our Board of Directors.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers:

Name	Age	Position
Francois Michelon	56	Chief Executive Officer and Chairman
Michael Thornton	53	Chief Technology Officer
Irina Pestrikova	36	Senior Director of Finance
Renaud Maloberti	53	Chief Commercial Officer

Francois Michelon is discussed above under Information Concerning Directors and Nominees for Director.

Michael Thornton joined ENDRA as Chief Technology Officer in 2007. Prior to that, Mr. Thornton was a founder and President of Enhanced Vision Systems Corp., or EVS, a developer and supplier of medical imaging equipment to the pharmaceutical, biotech, and academic sectors.

In 2002, EVS was acquired by General Electric Company and was integrated into the Functional and Molecular Imaging business unit of GE Medical Systems (now GE Healthcare, a subsidiary of General Electric Company). Following the acquisition of EVS by GE Medical Systems, Mr. Thornton held a number of positions at GE Healthcare, including Sales Manager, Global Product Manager, and Site Leader. He was a member of the leadership team that expanded the pre-clinical imaging business to include: computed tomography, optical, and positron emission tomography imaging technologies, with global market reach. He is also a founder of Volumetrics Medical Corp., a developer and manufacturer of quality assurance devices for diagnostic imaging.

Prior to founding EVS, Mr. Thornton developed medical imaging related technologies at the Robarts Research Institute (London, Ontario, Canada) for which he obtained an MSc in Electrical Engineering from the University of Western Ontario. Mr. Thornton also holds a BASc in Electrical Engineering from the University of Toronto and is a member of the American Association of Physicists in Medicine.

Irina Pestrikova joined ENDRA as Senior Director, Finance in June 2021. From 2014 to 2021, Ms. Pestrikova was the Director of Operations of Wells Compliance Group. Wells Compliance Group is a technology-based services firm supporting the financial reporting needs of publicly traded companies and privately held firms whose investor or shareholder base requires timely GAAP-compliant financial reporting. In her role as Director of Operations, Ms. Pestrikova provided accounting and bookkeeping services to a number of public companies, including ENDRA. Ms. Pestrikova has also been the Director of Finance & Operations of Atlas Bookkeeping, Inc., a provider of financial reporting, modeling and analysis, since 2020. She holds an MBA in Finance from Pepperdine University.

Renaud Maloberti joined ENDRA in May 2019 as our Chief Commercial Officer. He brings over 20 years of global commercial experience in medical imaging, including 12 years in ultrasound. Most recently, Mr. Maloberti was Chief Commercial Officer of Bionik Laboratories, a company in the AI-enhanced rehabilitation robotics market. From 2012 to 2018, Mr. Maloberti held various positions at FujiFilm SonoSite Inc., most recently as vice president and general manager of the SonoSite High Frequency division, where he led the development and launch of the world's first ultra-high frequency ultrasound and led the division through double-digit revenue growth for six years.

Mr. Maloberti previously served as general manager, Americas for BK Medical Systems, the ultrasound subsidiary of Analogic Corporation (Nasdaq: ALOG). Earlier in his career, Mr. Maloberti worked at Draeger Medical Systems, a leader in patient monitoring and healthcare IT systems. Mr. Maloberti also spent 10 years in sales and marketing roles at GE Healthcare, a global leader in diagnostic imaging, healthcare IT systems and services.

Maloberti holds an M.B.A. in global marketing from Babson College and a bachelor’s degree in International Finance from ESLSCA Business School in Paris, France. He is fluent in English and French.

15

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

The Board of Directors has determined that each of Mr. Basenese, Mr. DiGiandomenico, Mr. Harsh and Mr. Tokman is an independent director within the meaning of the director independence standards of The Nasdaq Stock Market (“Nasdaq”). Furthermore, the Board has determined that all of the members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent within the meaning of the director independence standards of Nasdaq and the rules of the SEC applicable to each such committee.

Board Leadership Structure

We have a Chairman of the Board who presides at all meetings of the Board. Currently, Mr. Michelon serves as the Chairman of the Board and Chief Executive Officer. ENDRA has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. Our bylaws permit these positions to be held by the same person, and the Board believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. The Board has determined that it is appropriate for Mr. Michelon to serve as both Chairman and Chief Executive Officer because combining the roles of Chairman and Chief Executive Officer: (1) enhances the alignment between the Board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for the consideration of the important matters the Board needs to address. Further, four of our five current Board members have been deemed to be independent by our Board; therefore, we believe our Board structure provides sufficient independent oversight of our management. The Board has not named a lead independent director.

Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, the entire Board of Directors, to the independent directors as a group or to the individual director or directors, in each case, c/o Secretary, ENDRA Life Sciences Inc., 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Policies Regarding Director Nominations

The Board has delegated to its Corporate Governance and Nominating Committee responsibility for establishing membership criteria for the Board, identifying individuals qualified to become directors consistent with such criteria and recommending the director nominees.

The Corporate Governance and Nominating Committee is responsible for, among other things: (1) recommending to the Board persons to serve as members of the Board and as members of and chairpersons for the committees of the Board, (2) considering the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assisting the Board in evaluating the Board’s and its committees’ performance, (4) advising the Board regarding the appropriate board leadership structure for the Company, (5) reviewing and making recommendations to the Board on corporate governance and (6) reviewing the size and composition of the Board and recommending to the Board any changes it deems advisable.

The Board seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. The Corporate Governance and Nominating Committee has not set specific, minimum qualifications that must be met by director candidates. Rather, in determining candidates to recommend to the Board to serve as members of the Board, the Corporate Governance and Nominating Committee will consider, among other things, whether a candidate is of the highest ethical character and shares the Company’s values and whether the candidate’s reputation, both personal and professional, in consistent with the image and reputation of the Company. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board.

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Procedures for Recommendation of Director Nominees by Stockholders

The Corporate Governance and Nominating Committee considers individuals properly recommended by stockholders in the same manner as it considers director nominees identified by other means. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

•	as to the stockholder making the recommendation and the beneficial owner, if any, on whose behalf the nomination is made:

	o	the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner;

	o	the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner;

o

a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee;

	o	description of all arrangements or understandings among the stockholder and the candidate and any other person or persons pursuant to which the recommendation is being made;

o

a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

o

a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination; and

o

any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; and

•	as to each person whom the stockholder proposes to nominate for election as a director:

	o	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications;

	o	all other information regarding each director candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

	o	a description of all relationships between the candidate and any of the Company’s competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and

	o	such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

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Recommendations must be sent to the Chairperson of the Corporate Governance and Nominating Committee, c/o Secretary, ENDRA Life Sciences Inc., 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105. The Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing directors to the Board of Directors, the Secretary must receive any such recommendation not earlier than the 120th day prior to such special meeting nor later than the later of (1) the close of business on the 90th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Policy Governing Director Attendance at Annual Meetings of Stockholders

Each director is encouraged to attend the 2022 Annual Meeting of stockholders either in person or telephonically. Four of our five directors on the Board at the time attended last year’s annual meeting.

Code of Business Conduct and Ethics

We have in place a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, officers and employees. The Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

A current copy of the Code of Ethics is available at www.endrainc.com. A copy may also be obtained, free of charge, from us upon a request directed to ENDRA Life Sciences, Inc., 3600 Green Court, Suite 350, Ann Arbor, Michigan 48105, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics required to be disclosed by applicable SEC rules by posting such information on our website available at www.endrainc.com and/or in our public filings with the SEC.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Our bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board. The Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors. The number of directors currently fixed by our Board is five.

Our Board of Directors met three times during the year ended December 31, 2021. No director attended less than 75 percent of all meetings of the Board and applicable committee meetings in 2021 held during the period for which he was a director. The Board of Directors currently has standing Audit, Compensation and Corporate Governance and Nominating Committees. The Board and each standing committee retain the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. A copy of each committee charter is available at www.endrainc.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as such committee determines.

The following table sets forth the current members of the Audit, Compensation and Corporate Governance and Nominating Committees of the Board:

Name	Audit	Compensation	Corporate Governance and Nominating
Louis J. Basenese	X	Chair*
Anthony DiGiandomenico	Chair	X
Michael Harsh	X	X	Chair
Francois Michelon
Alexander Tokman		X	X

* Effective as of the 2022 Annual Meeting.

Committees

Audit Committee. Our Audit Committee consists of Mr. Basenese, Mr. DiGiandomenico, and Mr. Harsh. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq director independence standards and applicable rules of the SEC for audit committee members. The Board of Directors has elected Mr. DiGiandomenico as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board of Directors on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of the Company’s disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met four times in 2021.

Compensation Committee. Our Compensation Committee presently consists of Mr. Basenese, Mr. DiGiandomenico, Mr. Harsh and Mr. Tokman, each of whom is a non-employee director as defined in Rule 16b-3 of the Exchange Act. The Board has also determined that each member of the Compensation Committee is also an independent director within the meaning of Nasdaq’s director independence standards. Mr. Tokman serves as Chairperson of the Compensation Committee. Effective as of the 2022 Annual Meeting, Mr. Basenese will assume the Chairperson position. The Compensation Committee (1) discharges the responsibilities of the Board of Directors relating to the compensation of our directors and executive officers, (2) oversees the Company’s procedures for consideration and determination of executive and director compensation, and reviews and approves all executive compensation, and (3) administers and implements the Company’s incentive compensation plans and equity-based plans. The Compensation Committee met two times in 2021.

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The Compensation Committee is authorized under its charter to retain consultants to assist it in the evaluation of the Company’s executive compensation program. The Compensation Committee has consulted Compensia, Inc. (“Compensia”), an independent compensation consultant, from time to time to review the Company’s compensation programs and provide market data, analyses and advice regarding the compensation of our executive officers and non-employee directors. Compensia does not provide any other services to the Company. Our executive officers communicate to the Compensation Committee regarding operational, financial or other milestones related to bonus determinations, but are otherwise not involved in determining or recommending the amount or form of executive and director compensation.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Mr. Harsh and Mr. Tokman. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director within the meaning of the Nasdaq director independence standards and applicable rules of the SEC. Mr. Harsh serves as Chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee (1) recommends to the Board of Directors persons to serve as members of the Board of Directors and as members of and chairpersons for the committees of the Board of Directors, (2) considers the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assists the Board of Directors in evaluating the performance of the Board of Directors and the Board committees, (4) advises the Board of Directors regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board of Directors on corporate governance and (6) reviews the size and composition of the Board of Directors and recommends to the Board of Directors any changes it deems advisable. The Corporate Governance and Nominating Committee did not meet separately from the Board of Directors in 2021 but acted by written consent.

Role of the Board of Directors in Risk Oversight

Enterprise risks are identified and prioritized by management and the Board receives periodic reports from the Company’s head of compliance regarding the most significant risks facing the Company. These risks include, without limitation, the following:

•	risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation;

•

risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters;

•	risks and exposures relating to corporate governance, and management and director succession planning; and

•	risks and exposures associated with leadership assessment, and compensation programs and arrangements, including incentive plans.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of Louis Basenese, Anthony DiGiandomenico and Michael Harsh. None of the current or former members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee meets the independence requirements promulgated by The Nasdaq Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and has discussed them with both management and RBSM LLP (“RBSM”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with RBSM its independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by RBSM with that firm’s independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE: Louis Basenese Anthony DiGiandomenico, Chair Michael Harsh

21

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

As a “smaller reporting company,” we have opted to comply with scaled executive and director compensation disclosure rules applicable to “smaller reporting companies.”

Our compensation philosophy is to offer our named executive officers (as defined below) compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. Except as described below, the principal elements of our named executive officer compensation program for 2020 and 2021 included base salary and long-term equity compensation in the form of stock options. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries.

The following table sets forth information concerning the compensation earned by the individual that served as our Principal Executive Officer during 2021 and our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during 2021, determined in accordance with SEC rules (collectively, the “named executive officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)		Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)	TOTAL ($)
Francois Michelon	2021	374,035		812,391	137,605		-	1,324,031
Chief Executive Officer	2020	373,441	(4)	-	133,310		587	507,338
Michael Thornton	2021	286,168		812,391	72,582		-	1,171,141
Chief Technology Officer	2020	280,832	(5)	-	82,544	(6)	392	363,768
Renaud Maloberti(7)	2021	263,272		608,766	58,254		-	930,292
Chief Commercial Officer

______________

(1)

As a cash-conserving measure taken in light of the adverse economic conditions caused by the COVID-19 pandemic, in April 2020 the Company reduced the cash salaries of members of management by 33% for the remainder of 2020, including the salaries of its named executive officers. In lieu of cash, the Company paid this portion of management salaries in the form of restricted stock units (“RSUs”) that vested over the remainder of the year. The amounts shown in this column for 2020 indicate the grant date fair value of RSU awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see note 8 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

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(2)

The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see notes 2 and 8 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The shares underlying these option awards vest and become exercisable in three equal annual installments beginning on the first anniversary of their respective grant dates.

(3)	Represents insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officer.

(4)	$86,145 of the amount shown reflects the grant date fair value of RSUs granted in lieu of cash salary.

(5)	$67,572 of the amount shown reflects the grant date fair value of RSUs granted in lieu of cash salary.

(6)	$45,858 of the amount shown reflects the grant date fair value of RSUs accepted by Mr. Thornton in lieu of the cash bonus owed to him under our annual incentive program.

(7)	Mr. Maloberti was not a named executive officer for 2020.

Employment Agreements and Change of Control Arrangements

The following is a summary of the employment arrangements with our named executive officers.

Francois Michelon. Effective May 12, 2017, the Company entered into an amended and restated employment agreement with Francois Michelon, our Chief Executive Officer and Chairman of the Board of Directors, which agreement was amended on December 27, 2019. Mr. Michelon’s employment with the Company is “at will” and may be terminated by him or the Company at any time and for any reason. Pursuant to the employment agreement, Mr. Michelon receives an annual base salary that is subject to adjustment at the Board of Directors’ discretion. Effective April 9, 2020, as a cash-saving measure in light of the economic downturn caused by the COVID-19 pandemic, the Board of Directors reduced Mr. Michelon’s salary by 33% for the remainder of 2020 and issued 123,064 RSUs in lieu thereof that vested in 2020. As of December 31, 2021, Mr. Michelon’s annual salary was $376,991. Mr. Michelon is also eligible for an annual cash bonus based upon achievement of performance-based objectives established by the Board of Directors.

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If Mr. Michelon’s employment is terminated by the Company without cause (as defined in the 2016 Plan) or if Mr. Michelon resigns for good reason (as defined in the employment agreement), Mr. Michelon will be entitled to receive, subject to his execution of a standard release agreement, 12 months’ continuation of his current base salary and a lump sum payment equal to 12 months of continued healthcare coverage (or 24 months’ continuation of his current base salary and a lump sum payment equal to 24 months of continued healthcare coverage if such termination occurs within one year following a change in control).

Under his employment agreement, Mr. Michelon is eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers.

Michael Thornton. Effective May 12, 2017, the Company entered into an amended and restated employment agreement with Michael Thornton, our Chief Technology Officer, which agreement was amended on December 27, 2019. The employment agreement provides that Mr. Thornton’s employment with the Company is “at will” and may be terminated by him or the Company at any time and for any reason. Pursuant to the employment agreement, Mr. Thornton receives an annual base salary that is subject to adjustment at the Board of Directors’ discretion. Effective April 9, 2020, as a cash-saving measure in light of the economic downturn caused by the COVID-19 pandemic, the Board of Directors reduced Mr. Thornton’s salary by 33% for the remainder of 2020 and issued 96,213 RSUs in lieu thereof that vested in 2020. As of December 31, 2021, Mr. Thornton’s annual salary was $289,963. Mr. Thornton is also eligible for an annual cash bonus based upon achievement of performance-based objectives established by the Board of Directors.

If Mr. Thornton’s employment is terminated by the Company without cause (as defined in the 2016 Plan) or if Mr. Thornton resigns for good reason (as defined in the employment agreement), Mr. Thornton will be entitled to receive, subject to his execution of a standard release agreement, 12 months’ continuation of his current base salary and a lump sum payment equal to 12 months of continued healthcare coverage (or 24 months’ continuation of his current base salary and a lump sum payment equal to 24 months of continued healthcare coverage if such termination occurs within one year following a change in control).

Under his employment agreement, Mr. Thornton is eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers.

Renaud Maloberti.  On April 15, 2019, the Company entered into an employment agreement with Renaud Maloberti that provides for an annual base salary of $250,000 and eligibility for an annual cash bonus to be paid based on attainment of Company and individual performance objectives to be established by the Board of Directors. Effective April 9, 2020, as a cash-saving measure in light of the economic downturn caused by the COVID-19 pandemic, the Board of Directors reduced Mr. Maloberti’s salary by 33% for the remainder of 2020 and issued 86,508 RSUs in lieu thereof that vested in 2020. As of December 31, 2021, Mr. Maloberti’s annual salary was $266,255. The employment agreement also provides for eligibility to receive benefits substantially similar to those of the Company’s other senior executive officers.

Pursuant to the employment agreement, on April 28, 2019, Mr. Maloberti was granted stock options to purchase 35,000 shares of the Company’s common stock. The stock options have an exercise price of $1.04 per share, and vest in three equal annual installments beginning on the first anniversary of the grant date. Upon termination without cause (as defined in the 2016 Plan) that is not the result of death or disability, any unvested portion of the award will automatically vest, provided that Mr. Maloberti cannot sell more than one-third of the underlying shares in any 90-day period. Upon termination without cause that is not the result of death or disability within 12 months following a change in control, the entire unvested portion of the award will automatically vest without any limitation upon sales. Upon termination for any other reason, the entire unvested portion of the award will terminate. If the termination is for cause, the vested portion of the award will also terminate.

Mr. Maloberti’s employment agreement has an initial term that began on May 28, 2019 and continued in effect until May 28, 2021 (the “Initial Term”). Unless terminated sooner, Mr. Maloberti’s employment agreement continues on a year-to-year basis after the Initial Term. If Mr. Maloberti’s employment is terminated by the Company without cause (as defined in the 2016 Plan), Mr. Maloberti  will be entitled to receive, subject to his execution of a standard release agreement, 8 months’ continuation of his current base salary and a lump sum payment equal to 8 months of continued healthcare coverage (or 24 months’ continuation of his current base salary and a lump sum payment equal to 24 months of continued healthcare coverage if such termination occurs within one year following a change in control).

Additionally, our named executive officers are eligible to participate in our health and welfare programs and 401(k) plan, and other benefit programs on the same basis as other employees.

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Outstanding Equity Awards at 2021 Fiscal Year End

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2021.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Francois	307,310	-		5.00	5/12/25
Michelon	31,960	-		4.55	5/12/25
	125,000	-		2.25	12/13/26
	407,996	203,998	(1)	0.90	12/11/29
	-	50,000	(2)	2.64	4/5/31
Michael	313,338	-		5.00	5/12/25
Thornton	31,960	-		4.55	5/12/25
	125,000	-		2.25	12/13/26
	383,937	191,969	(3)	0.90	12/11/29
	-	50,000	(4)	2.64	4/5/31
Renaud Maloberti	23,333	11,667	(5)	1.04	5/28/29
	28,573	14,286	(6)	0.90	12/11/29
	6,667	13,333	(7)	1.71	1/25/30
	-	25,000	(8)	2.64	4/5/31

_________________

(1)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on December 11, 2020.

(2)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on April 5, 2022.

(3)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on December 11, 2020.

(4)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on April 5, 2022.

(5)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on May 28, 2020.

(6)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on December 11, 2020.

(7)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on January 25, 2021.

(8)	Represents unvested portion of stock option award which vests in three equal annual installments beginning on April 5, 2022.

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Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans as of December 31, 2021. All outstanding awards relate to our common stock.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,249,210	(1)	$2.21	2,212,018	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	5,249,210		$2.21	2,212,018

_________________

(1)

Consists of outstanding stock options exercisable for shares of common stock issued under our 2016 Omnibus Incentive Plan (as amended, the “2016 Plan”), which amended and restated our Second Amended and Restated 2013 Stock Incentive Plan.

(2)

On January 1, 2022, as a result of an automatic increase to the pool of shares available for issuance under the 2016 Plan on such date, the number of shares available for future issuance under the 2016 Plan was 7,461,228 shares.

Director Compensation

Effective April 9, 2020, the Company adopted a non-employee director compensation policy (the “Compensation Policy”) pursuant to which each of our non-employee directors receives, upon his or her initial election to the Board of Directors, a stock option exercisable for 50,000 shares of common stock with a per share exercise price equal to the closing price of the common stock on the Nasdaq on the grant date. All such stock options vest in three equal annual installments beginning on the one-year anniversary of the grant date. Under the policy, on the first trading day of each calendar year, each non-employee director is awarded a stock option exercisable for 12,000 shares of common stock, with a per share exercise price equal to the closing price of the common stock on the Nasdaq on the grant date, which becomes exercisable on the first anniversary of its grant date. Additionally, pursuant to the policy, each non-employee director is paid an annual cash retainer of $40,000, prorated for partial years of service and paid quarterly in arrears.

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The following table sets forth information with respect to compensation earned by or awarded to each of our non-employee directors who served on the Board of Directors during the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Louis Basenese	40,000	65,741	105,741
Anthony DiGiandomenico	40,000	65,741	105,741
Michael Harsh	40,000	65,741	105,741
Alexander Tokman	40,000	65,741	105,741

(1)

The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Notes 2 and 8 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The following table shows the number of shares subject to outstanding option awards held by each non-employee director as of December 31, 2021:

Name	Shares Subject to Outstanding Option Awards (#)
Louis Basenese	137,000
Anthony DiGiandomenico	206,646
Michael Harsh	206,983
Alexander Tokman	206,646

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PROPOSAL 2—AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors is seeking stockholder approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), which would increase the number of authorized shares of common stock from 80,000,000 to 130,000,000. The proposed Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Appendix A.

The newly authorized shares of common stock would have the same rights as the currently outstanding shares of our common stock. As of April 25, 2022:

•	63,174,455 shares of our common stock were issued and outstanding;

•	1,932,000 shares of our common stock were issuable upon the exercise of outstanding warrants issued in our initial public offering listed on the Nasdaq Capital Market;

•	505,164 shares of our common stock were issuable upon the exercise of outstanding unregistered warrants;

•	162,525 shares of our common stock were issuable upon the conversion of outstanding shares of Series A Convertible Preferred Stock;

•	7,964,726 shares of our common stock were issuable upon the exercise of outstanding stock options issued pursuant to the 2016 Plan; and

•	1,119,350 shares of our common stock were reserved for future issuance under the 2016 Plan;.

Accordingly, 74,858,220 of the 80,000,000 authorized shares of our common stock are currently issued or reserved for issuance while 5,141,780 of the authorized shares of our common stock otherwise remain available for future issuance.

Reasons for the Proposed Increase in Authorized Shares of Common Stock

The Board of Directors believes that the increase in authorized shares of common stock would be beneficial for the following reasons:

•

Ensuring that an adequate number of shares are available for potential future corporate purposes. An increase in the number of authorized shares of our common stock enables us to have a sufficient number of shares available for a variety of possible future corporate purposes, including but not limited to issuing stock under existing equity compensation plans, stock dividends or stock splits and possible future acquisitions, although we have no plans, arrangements, or understandings to issue any of the newly issued authorized shares for any specific purpose at this time.

•

Enabling equity transactions to raise additional capital. The availability of additional shares of our common stock will permit us to raise capital through equity transactions. Any such additional capital may be used for a variety of purposes including general corporate and working capital purposes. However, we have no plans, arrangements or understandings for any such equity transactions at this time.

Implementation of the Authorized Share Increase

Following stockholder approval of this proposal, the increase in authorized shares would be implemented by our filing the Certificate of Amendment with the Secretary of State of the State of Delaware. However, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board of Directors reserves the right to abandon this proposal and to not file the Certificate of Amendment, even if approved by the stockholders of the Company, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Company or its stockholders.

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Potential Adverse Effects of the Certificate of Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board of Directors from taking any appropriate actions not inconsistent with its fiduciary duties. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of common stock not approved by the Board, give certain holders the right to acquire additional shares of common stock at a low price, or the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

Vote Required for Approval

The affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon.

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote FOR the approval and adoption of the amendment to the Certificate of Incorporation.

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PROPOSAL 3—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We are presenting this selection to our stockholders for ratification at the 2022 Annual Meeting.

RBSM audited our financial statements for 2021. A representative of RBSM is expected to be present at the 2022 Annual Meeting, have an opportunity to make a statement if RBSM desires, and be able to respond to appropriate questions submitted through https://agm.issuerdirect.com/ndra prior.

The following table sets forth the aggregate fees billed or expected to be billed by RBSM for audit and non-audit services in 2021 and 2020, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2021	2020
Audit Fees (1)	$112,000	$154,000
Audit-Related Fees	-	‒
Tax Fees (2)	$13,000	$15,000
Total	$125,000	$169,000

_________________

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

(2)	Tax fees include fees (or, for 2021, estimated fees) for professional services rendered for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires that all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. All audit and permitted non-audit services provided by RBSM during 2021 were pre-approved by the Audit Committee.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of stock of the Company present in person (or virtually) or represented by proxy and entitled to vote thereon. If our stockholders fail to ratify the selection of RBSM as the independent registered public accounting firm for 2022, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

The Board of Directors unanimously recommends that the stockholders vote FOR ratification of the appointment of RBSM as our independent registered public accounting firm for 2022.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy for Review of Related Person Transactions

The Board of Directors has adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Corporate Governance and Nominating Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Corporate Governance and Nominating Committee is not feasible, the Corporate Governance and Nominating Committee shall consider the related person transaction and, if the Corporate Governance and Nominating Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years in which it was or is to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of any class of the Company’s voting securities, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of any class of the Company’s voting securities, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

Since January 1, 2020, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2021, except each of Anthony DiGiandomenico, Alexander Tokman, Michael Harsh, and Louis Basenese failed to timely file one Form 4 with respect to an award of stock options on January 4, 2021, and Michael Thornton failed to timely file one Form 4 with respect to an award of RSUs on February 11, 2021 and one Form 4 with respect to a sale of common stock on March 29, 2021.

OTHER BUSINESS

 The Board knows of no business that will be presented for consideration at the 2022 Annual Meeting other than those items stated above. If any other business should properly come before the 2022 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 22, 2022

The proxy statement and annual report to stockholders are available at http://investors.endrainc.com/NDRA/corporate_document/4985.

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A copy of the Company’s Annual Report for the fiscal year ended December 31, 2021 is available without charge upon written request to: Secretary, ENDRA Life Sciences Inc., 3600 Green Court, Ste. 350, Ann Arbor, Michigan 48105.

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ENDRA LIFE SCIENCES INC.

ENDRA LIFE SCIENCES INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.	The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of ARTICLE FOURTH thereof in its entirety and replacing it with the following:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be 140,000,000 shares, consisting of 130,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock then outstanding, the number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

2.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, ENDRA LIFE SCIENCES INC. has caused this Certificate to be executed by its duly authorized officer on this ___ day of ________________, 2022.

By:
Name:	Francois Michelon
Title:	Chief Executive Officer

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ENDRA LIFE SCIENCES INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 22, 2022 AT 10:00 AM EASTERN TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of ENDRA LIFE SCIENCES INC., a Delaware Corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Francois Michelon and Irina Prestrikova or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 22, 2022, at 10:00 am Eastern time, at https://agm.issuerdirect.com/ndra or at any adjournment or postponement thereof, and to vote, as designated below, all shares of capital stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/NDRA
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ENDRA LIFE SCIENCES INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Francois Michelon				☐
	Louis J. Basenese				☐	CONTROL ID:
	Anthony DiGiandomenico				☐	REQUEST ID:
	Michael Harsh				☐
	Alexander Tokman				☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 80,000,000 shares to 130,000,000 shares.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of RBSM LLP as the Company’s independent registered accounting firm for 2022.		☐	☐	☐

To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE

FOR ALL PERSONS LISTED IN PROPOSAL 1 AND A VOTE FOR

PROPOSALS 2 and 3.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES

HERETOFORE GIVEN TO VOTE OR ACT WITH RESPECT TO THE CAPITAL

STOCK OF THE COMPANY AND HEREBY RATIFIES AND CONFIRMS ALL

THAT THE PROXY, OR HIS SUBSTITUTES, OR ANY OF THEM, MAY

LAWFULLY DO BY VIRTUE HEREOF.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)